THE ADVISORS' INNER CIRCLE FUND II (THE "TRUST")

           HANCOCK HORIZON GOVERNMENT MONEY MARKET FUND (THE "FUND")

                         SUPPLEMENT DATED JUNE 8, 2016
 TO THE INSTITUTIONAL CLASS SHARES SUMMARY PROSPECTUS, THE INSTITUTIONAL SWEEP
     CLASS SHARES SUMMARY PROSPECTUS, AND THE INVESTOR CLASS SHARES SUMMARY
        PROSPECTUS, EACH DATED MAY 31, 2016 (THE "SUMMARY PROSPECTUSES")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
  THE SUMMARY PROSPECTUSES, AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY
                                 PROSPECTUSES.

The Board of Trustees of the Trust, at the recommendation of Horizon Advisers (the "Adviser"), the investment adviser of the Fund, has approved a plan of liquidation providing for the liquidation of the Fund's assets and the distribution of the net proceeds pro rata to the Fund's shareholders. The Fund is expected to cease operations and liquidate on a date that is not later, but that may be earlier than, October 13, 2016 (the "Liquidation Date").

Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the "How to Sell Your Fund Shares" section of the Fund's prospectuses. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the Liquidation Date will reflect the costs of liquidating the Fund.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 HHF-SK-018-0100